UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2019

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2019

MFS® Emerging Markets Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

EMD-ANN

MFS® Emerging Markets Debt Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S., frustrated by the slow pace of progress in trade talks, further ratcheted up tariffs on Chinese goods in early August, adding to already elevated trade tensions.

With Boris Johnson replacing Theresa May as Britain’s prime minister, uncertainty over Brexit also remains high. Johnson has adopted a more combative stance than his predecessor toward the European Union, increasing concerns that there will be a “hard” Brexit.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July. Similarly, the European Central Bank is expected to loosen policy further this fall. The more accommodative monetary environment has helped fuel a rise in global equities and has been broadly supportive of risk assets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

September 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Sovereign Emerging Markets	50.0%
Other Government Entity-Emerging Markets Quasi Government	22.3%
Emerging Markets Corporate Bonds	18.7%
Government Securities Hedge (t)	2.6%
Developed Markets Corporate Bonds	1.3%
Sovereign Developed Markets	0.3%

Composition including fixed income credit quality (a)(i)
AA	3.6%
A	6.6%
BBB	36.2%
BB	17.7%
B	27.8%
CCC	0.3%
D	0.4%
U.S. Government	0.8%
Not Rated	1.8%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	6.1%
Other	(1.4)%

Portfolio facts (i)
Average Duration (d)	7.0
Average Effective Maturity (m)	10.9 yrs.

Non-U.S. issuer country weightings (i)(x)
Indonesia	6.9%
Mexico	6.4%
Argentina	5.7%
Russia	5.1%
Turkey	5.0%
Brazil	4.7%
India	4.3%
Peru	4.2%
Chile	4.1%
Other Countries	44.1%

Non-U.S. currency exposure weightings (i)(y)
Brazilian Real	0.5%
Polish Zloty	0.5%
Peruvian Sol	0.4%
Indian Rupee	0.4%
Mexican Peso	0.3%
Czech Koruna	0.3%
Russian Ruble	0.2%
Turkish Lira	0.1%
Chilean Peso (o)	0.0%
Other Currencies	(2.2)%

Emerging market local currency bond weights by country (i)
Peru	0.4%
Russia	0.4%
Indonesia	0.3%
Mexico	0.3%

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts and U.S. Treasury securities with a bond equivalent exposure of 2.6%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. United States issuer country exposure is 9.5% and includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of the portfolio’s net assets. United States Dollar currency exposure is 99.5% and includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of July 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2019, Class A shares of the MFS Emerging Markets Debt Fund (fund) provided a total return of 9.67%, at net asset value. This compares with a return of 10.33% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July. This complemented the Fed’s more dovish posture beginning in early 2019, which resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate several additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB indicated it was likely to further lower rates and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions in 2018 exposed structural weakness in some countries. Those conditions improved toward the end of the period as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, fears of a disorderly Brexit rose after Boris Johnson replaced Theresa May as prime minister and adopted a more confrontational tone vis à vis the European Union, insisting the United Kingdom will leave the EU on October 31, 2019, with or without a deal. In emerging markets, Brazil’s new president, Jair Bolsonaro, took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to have been nervous about the less-market-friendly approach of Mexico’s new president, Andrés Manuel López Obrador.

Factors Affecting Performance

A greater exposure to Argentinian-issued bonds and a lesser exposure to bonds in Ecuador and Pakistan were primary detractors from performance relative to the JPMorgan Emerging Markets Bond Index Global. The fund’s modestly shorter duration (d) stance also hurt relative returns as interest rates generally decreased throughout the reporting period.

Management Review – continued

Conversely, a lesser exposure to Venezuelan, Lebanese and Omanis bonds contributed to relative performance. The fund’s greater exposure to Azerbaijan, Qatar and Paraguay also supported relative results.

Respectfully,

Portfolio Manager(s)

Ward Brown and Matt Ryan

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Note to Shareholders: Effective September 1, 2019, Neeraj Arora became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	3/17/98	9.67%	3.95%	6.52%
B	5/31/02	8.84%	3.18%	5.73%
C	5/31/02	8.77%	3.18%	5.72%
I	3/17/98	9.87%	4.20%	6.78%
R1	12/01/08	8.76%	3.18%	5.73%
R2	12/01/08	9.30%	3.69%	6.25%
R3	12/01/08	9.59%	3.95%	6.52%
R4	12/01/08	9.86%	4.21%	6.79%
R6	5/01/06	10.03%	4.30%	6.83%

Comparative benchmark(s)
JPMorgan Emerging Markets Bond Index Global (f)		10.33%	4.69%	7.21%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		5.00%	3.05%	6.06%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.84%	2.83%	5.73%
C With CDSC (1% for 12 months) (v)		7.77%	3.18%	5.72%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2019 through July 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2019 through July 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/19	Ending Account Value 7/31/19	Expenses Paid During Period (p) 2/01/19-7/31/19
A	Actual	1.04%	$1,000.00	$1,071.01	$5.34
	Hypothetical (h)	1.04%	$1,000.00	$1,019.64	$5.21
B	Actual	1.80%	$1,000.00	$1,067.63	$9.23
	Hypothetical (h)	1.80%	$1,000.00	$1,015.87	$9.00
C	Actual	1.81%	$1,000.00	$1,066.96	$9.28
	Hypothetical (h)	1.81%	$1,000.00	$1,015.82	$9.05
I	Actual	0.81%	$1,000.00	$1,072.45	$4.16
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06
R1	Actual	1.81%	$1,000.00	$1,066.88	$9.28
	Hypothetical (h)	1.81%	$1,000.00	$1,015.82	$9.05
R2	Actual	1.31%	$1,000.00	$1,069.53	$6.72
	Hypothetical (h)	1.31%	$1,000.00	$1,018.30	$6.56
R3	Actual	1.06%	$1,000.00	$1,071.01	$5.44
	Hypothetical (h)	1.06%	$1,000.00	$1,019.54	$5.31
R4	Actual	0.81%	$1,000.00	$1,072.32	$4.16
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06
R6	Actual	0.71%	$1,000.00	$1,073.49	$3.65
	Hypothetical (h)	0.71%	$1,000.00	$1,021.27	$3.56

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

7/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Bonds - 92.7%

Issuer	Shares/Par	Value ($)
Angola - 0.2%
Republic of Angola, 9.5%, 11/12/2025	$7,700,000	$8,912,750
Republic of Angola, 8.25%, 5/09/2028 (n)	2,333,000	2,480,385

		$11,393,135
Argentina - 5.6%
Genneia S.A., 8.75%, 1/20/2022 (n)	$6,927,000	$6,450,769
Genneia S.A., 8.75%, 1/20/2022	2,095,000	1,950,969
MSU Energy Group (Rio Energy S.A./UGEN S.A./Uensa S.A.), 6.875%, 2/01/2025 (n)	7,408,000	5,528,220
Province of Cordoba, 7.125%, 6/10/2021 (n)	1,023,000	908,946
Province of Cordoba, 7.125%, 6/10/2021	25,761,000	22,888,906
Province of Cordoba, 7.45%, 9/01/2024 (n)	4,502,000	3,696,187
Province of Cordoba, 7.45%, 9/01/2024	6,591,000	5,411,277
Province of Santa Fe, 7%, 3/23/2023 (n)	12,978,000	11,225,970
Provincia De La Rioja, 9.75%, 2/24/2025 (n)	11,650,000	9,087,000
Republic of Argentina, 6.875%, 4/22/2021	10,061,000	9,029,747
Republic of Argentina, 5.625%, 1/26/2022	19,336,000	16,648,296
Republic of Argentina, 4.625%, 1/11/2023	33,853,000	28,182,622
Republic of Argentina, 7.5%, 4/22/2026	35,102,000	30,012,210
Republic of Argentina, 6.875%, 1/26/2027	53,614,000	44,365,585
Republic of Argentina, 5.875%, 1/11/2028	73,758,000	58,084,425
Republic of Argentina, 7.125%, 7/06/2036	36,146,000	28,392,683
Republic of Argentina, 3.75%, 12/31/2038	31,908,000	19,033,122
Stoneway Capital Corp., 10%, 3/01/2027 (n)	13,608,625	12,570,968
YPF Energia Electrica S.A., 10%, 7/25/2026 (z)	12,981,000	12,899,869

		$326,367,771
Azerbaijan - 1.6%
Republic of Azerbaijan, 3.5%, 9/01/2032	$15,827,000	$15,135,613
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)	25,950,000	30,484,295
Southern Gas Corridor CJSC, 6.875%, 3/24/2026	22,319,000	26,218,844
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030	19,173,000	22,970,788

		$94,809,540
Bahamas - 0.3%
Commonwealth of Bahamas, 6%, 11/21/2028 (n)	$12,783,000	$14,061,428
Commonwealth of Bahamas, 6%, 11/21/2028	2,500,000	2,750,025

		$16,811,453

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Belarus - 0.4%
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022 (n)		$9,315,000	$9,859,927
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022		7,053,000	7,465,601
Republic of Belarus, 7.625%, 6/29/2027		5,127,000	5,785,307

			$23,110,835
Benin - 0.3%
Government of Benin, 5.75%, 3/26/2026 (n)	EUR	13,091,000	$14,911,279

Bermuda - 0.3%
Government of Bermuda, 4.75%, 2/15/2029 (n)		$17,692,000	$19,770,810

Brazil - 4.6%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)		$8,680,000	$9,016,437
Aegea Finance S.à r.l., 5.75%, 10/10/2024		10,814,000	11,233,151
Banco do Brasil S.A. (Cayman Branch), 4.625%, 1/15/2025		10,709,000	11,169,487
CEMIG Geracao e Transmissao S.A., 9.25%, 12/05/2024 (n)		7,275,000	8,446,275
Cosan Ltd., 5.5%, 9/20/2029 (z)		19,381,000	19,502,131
Federative Republic of Brazil, 4.5%, 5/30/2029		34,708,000	36,148,729
Federative Republic of Brazil, 5%, 1/27/2045		7,398,000	7,626,376
Federative Republic of Brazil, 5.625%, 2/21/2047		6,500,000	7,231,510
Globo Comunicacoes e Participacoes S.A., 4.843%, 6/08/2025		11,329,000	11,702,970
NBM U.S. Holdings, Inc., 7%, 5/14/2026 (n)		13,107,000	13,519,871
Petrobras Global Finance B.V., 5.75%, 2/01/2029		25,545,000	27,413,106
Petrobras Global Finance B.V., 6.9%, 3/19/2049		18,438,000	20,691,124
Raizen Fuels Finance S.A., 5.3%, 1/20/2027		4,171,000	4,468,184
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025 (n)		6,127,000	6,494,681
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025		4,307,000	4,565,463
Suzano Austria GmbH, 6%, 1/15/2029 (n)		12,950,000	14,292,915
Suzano Austria GmbH, 5%, 1/15/2030 (n)		9,914,000	10,151,936
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		5,074,000	5,150,110
Ultrapar International S.A., 5.25%, 6/06/2029 (n)		16,285,000	17,119,606
Vale Overseas Ltd., 6.25%, 8/10/2026		12,016,000	13,530,016
Vale Overseas Ltd., 6.875%, 11/10/2039		9,605,000	11,754,599

			$271,228,677
Chile - 4.1%
Banco del Estado de Chile, 2.668%, 1/08/2021 (n)		$9,745,000	$9,745,098
Banco del Estado de Chile, 3.875%, 2/08/2022		5,423,000	5,621,295
Banco Santander Chile, 2.5%, 12/15/2020 (n)		6,911,000	6,914,456
Colbun S.A., 4.5%, 7/10/2024		2,570,000	2,703,413
Colbun S.A., 3.95%, 10/11/2027		1,875,000	1,917,206

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chile - continued
Corporacion Nacional del Cobre de Chile, 4.375%, 2/05/2049 (n)	$15,865,000	$17,073,754
E.CL S.A., 4.5%, 1/29/2025	10,146,000	10,775,277
Empresa de Transporte de Pasajeros Metro S.A., 5%, 1/25/2047 (n)	9,736,000	10,831,397
Empresa de Transporte de Pasajeros Metro S.A., 5%, 1/25/2047	4,360,000	4,850,544
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026	6,372,000	6,697,041
Empresa Nacional del Petroleo, 4.375%, 10/30/2024	4,133,000	4,378,315
Empresa Nacional del Petroleo, 4.375%, 10/30/2024 (n)	3,235,000	3,427,014
Empresa Nacional del Petroleo, 3.75%, 8/05/2026 (n)	8,346,000	8,562,996
Empresa Nacional del Petroleo, 3.75%, 8/05/2026	5,310,000	5,448,060
Empresa Nacional del Petroleo, 5.25%, 11/06/2029 (n)	18,410,000	20,833,395
Empresa Nacional del Petroleo, 4.5%, 9/14/2047	6,004,000	6,124,140
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)	11,472,000	12,183,518
GNL Quintero S.A., 4.634%, 7/31/2029	21,765,000	23,043,911
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	4,350,000	4,605,606
S.A.C.I. Falabella, 3.75%, 4/30/2023	6,309,000	6,477,833
Sociedad Quimica y Minera de Chile S.A., 4.25%, 5/07/2029 (n)	15,839,000	16,690,346
Transelec S.A., 4.625%, 7/26/2023 (n)	8,796,000	9,301,770
Transelec S.A., 4.25%, 1/14/2025 (n)	3,329,000	3,491,322
Transelec S.A., 4.25%, 1/14/2025	8,086,000	8,480,273
Transelec S.A., 3.875%, 1/12/2029 (n)	4,036,000	4,076,400
Transelec S.A., 3.875%, 1/12/2029	7,580,000	7,655,876
VTR Finance B.V., 6.875%, 1/15/2024	9,934,000	10,256,855
VTR Finance B.V., 6.875%, 1/15/2024 (n)	6,092,000	6,289,990

		$238,457,101
China - 2.7%
Avi Funding Co. Ltd., 3.8%, 9/16/2025 (n)	$7,908,000	$8,235,416
China Development Bank (Hong Kong), FLR, 3.174% (LIBOR - 3mo. + 0.7%), 3/06/2022	3,688,000	3,693,505
China Southern Power Grid Co. Ltd., 3.5%, 5/08/2027	11,181,000	11,573,566
China Southern Power Grid Co. Ltd., 4.25%, 9/18/2028	5,651,000	6,171,815
CNPC General Capital Ltd., 3.95%, 4/19/2022 (n)	5,181,000	5,339,001
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)	6,513,000	6,637,472
Export-Import Bank of China, 3.625%, 7/31/2024 (n)	6,255,000	6,511,150
Sinopec Capital (2013) Ltd., 3.125%, 4/24/2023	3,974,000	4,023,356
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/2022 (n)	5,953,000	6,146,473
Sinopec Group Overseas Development (2013) Ltd., 4.375%, 10/17/2023	3,504,000	3,730,078

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
China - continued
Sinopec Group Overseas Development (2014) Ltd., 4.375%, 4/10/2024 (n)		$4,761,000	$5,094,603
Sinopec Group Overseas Development (2017) Ltd., 2.5%, 9/13/2022 (n)		13,130,000	13,051,220
State Grid Overseas Investment (2016) Ltd., 3.5%, 5/04/2027 (n)		3,412,000	3,546,513
State Grid Overseas Investment (2016) Ltd., 3.5%, 5/04/2027		56,742,000	58,978,965
Sunac China Holdings Ltd., 7.95%, 8/08/2022		5,262,000	5,347,504
Sunac China Holdings Ltd., 7.95%, 10/11/2023		8,214,000	8,336,414

			$156,417,051
Colombia - 1.9%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)		$18,265,000	$20,447,667
AI Candelaria Spain SLU, 7.5%, 12/15/2028		7,194,000	8,053,683
Empresas Publicas de Medellin, 4.25%, 7/18/2029 (z)		17,423,000	17,910,844
Millicom International Cellular S.A., 6%, 3/15/2025		5,542,000	5,749,825
Millicom International Cellular S.A., 6.625%, 10/15/2026 (n)		5,226,000	5,696,340
Millicom International Cellular S.A., 5.125%, 1/15/2028 (n)		5,421,000	5,549,749
Millicom International Cellular S.A., 5.125%, 1/15/2028		7,527,000	7,705,766
Republic of Colombia, 4.5%, 1/28/2026		8,397,000	9,039,371
Republic of Colombia, 4.5%, 3/15/2029		8,928,000	9,758,393
Republic of Colombia, 6.125%, 1/18/2041		7,358,000	9,169,981
Republic of Colombia, 5%, 6/15/2045		9,590,000	10,659,285
Republic of Colombia, 5.2%, 5/15/2049		2,999,000	3,445,851

			$113,186,755
Cote d’Ivoire - 0.7%
Republic of Cote d’Ivoire, 6.375%, 3/03/2028		$11,679,000	$11,721,161
Republic of Cote d’Ivoire, 5.25%, 3/22/2030 (n)	EUR	1,000,000	1,116,432
Republic of Cote d’Ivoire, 5.25%, 3/22/2030		6,500,000	7,256,809
Republic of Cote d’Ivoire, 5.75%, 12/31/2032		$9,416,880	9,218,655
Republic of Cote d’Ivoire, 6.125%, 6/15/2033		9,900,000	9,330,750

			$38,643,807
Croatia - 0.3%
Republic of Croatia, 6.375%, 3/24/2021		$2,750,000	$2,910,408
Republic of Croatia, 5.5%, 4/04/2023 (n)		2,972,000	3,269,967
Republic of Croatia, 5.5%, 4/04/2023		7,750,000	8,526,999

			$14,707,374

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Dominican Republic - 2.1%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029 (n)		$8,034,000	$8,455,785
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029		14,355,000	15,108,637
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		12,979,000	13,439,754
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)		8,299,000	8,593,615
Dominican Republic, 5.95%, 1/25/2027		9,140,000	9,951,266
Dominican Republic, 6%, 7/19/2028 (n)		18,852,000	20,619,564
Dominican Republic, 7.45%, 4/30/2044		2,301,000	2,712,327
Dominican Republic, 6.85%, 1/27/2045		4,111,000	4,588,945
Dominican Republic, 6.5%, 2/15/2048 (n)		20,292,000	21,763,373
Dominican Republic, 6.4%, 6/05/2049 (n)		18,765,000	19,984,913

			$125,218,179
Ecuador - 1.1%
Petroamazonas, 4.625%, 2/16/2020 (n)		$2,492,000	$2,479,540
Petroamazonas, 4.625%, 2/16/2020		1,808,333	1,799,292
Petroamazonas, 4.625%, 11/06/2020 (n)		12,747,000	12,594,036
Republic of Ecuador, 9.65%, 12/13/2026		3,575,000	3,852,062
Republic of Ecuador, 9.625%, 6/02/2027		6,028,000	6,442,425
Republic of Ecuador, 8.875%, 10/23/2027 (n)		586,000	604,313
Republic of Ecuador, 8.875%, 10/23/2027		4,264,000	4,397,250
Republic of Ecuador, 7.875%, 1/23/2028 (n)		568,000	556,640
Republic of Ecuador, 7.875%, 1/23/2028		20,990,000	20,570,200
Republic of Ecuador, 10.75%, 1/31/2029 (n)		10,664,000	11,943,680

			$65,239,438
Egypt - 3.2%
Arab Republic of Egypt, 6.125%, 1/31/2022 (n)		$10,358,000	$10,818,931
Arab Republic of Egypt, 6.125%, 1/31/2022		14,419,000	15,060,645
Arab Republic of Egypt, 5.577%, 2/21/2023 (n)		23,869,000	24,704,415
Arab Republic of Egypt, 4.75%, 4/16/2026 (n)	EUR	2,355,000	2,701,693
Arab Republic of Egypt, 7.5%, 1/31/2027		$18,373,000	20,025,541
Arab Republic of Egypt, 6.588%, 2/21/2028 (n)		12,393,000	12,740,401
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		16,096,000	17,232,699
Arab Republic of Egypt, 7.6%, 3/01/2029		1,717,000	1,838,255
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	13,112,000	15,381,535
Arab Republic of Egypt, 8.5%, 1/31/2047 (n)		$9,005,000	9,817,251
Arab Republic of Egypt, 8.5%, 1/31/2047		33,910,000	36,968,682
Arab Republic of Egypt, 8.7%, 3/01/2049 (n)		16,146,000	17,639,505

			$184,929,553

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
El Salvador - 0.5%
Republic of El Salvador, 7.375%, 12/01/2019	$15,594,000	$15,750,096
Republic of El Salvador, 6.375%, 1/18/2027	5,451,000	5,628,212
Republic of El Salvador, 7.124%, 1/20/2050 (z)	10,315,000	10,469,725

		$31,848,033
Gabon - 0.1%
Gabonese Republic, 6.95%, 6/16/2025	$5,259,000	$5,256,370

Ghana - 0.5%
Republic of Ghana, 7.875%, 3/26/2027 (n)	$3,185,000	$3,360,570
Republic of Ghana, 10.75%, 10/14/2030	6,593,000	8,355,836
Republic of Ghana, 8.125%, 3/26/2032 (n)	8,544,000	8,681,985
Republic of Ghana, 8.125%, 3/26/2032	600,000	609,690
Republic of Ghana, 8.95%, 3/26/2051 (n)	5,203,000	5,370,641

		$26,378,722
Guatemala - 0.9%
Central American Bottling Corp., 5.75%, 1/31/2027 (n)	$15,481,000	$16,119,746
Comcel Trust, 6.875%, 2/06/2024 (n)	6,355,000	6,577,425
Energuate Trust, 5.875%, 5/03/2027 (n)	11,565,000	11,593,912
Energuate Trust, 5.875%, 5/03/2027	2,619,000	2,625,548
Republic of Guatemala, 4.9%, 6/01/2030 (n)	9,466,000	9,844,640
Republic of Guatemala, 6.125%, 6/01/2050 (n)	6,021,000	6,517,793

		$53,279,064
Hong Kong - 0.2%
WTT Investment Ltd., 5.5%, 11/21/2022 (n)	$12,769,000	$13,100,798

Hungary - 1.2%
Hungarian Development Bank, 6.25%, 10/21/2020	$16,972,000	$17,728,612
Hungarian Development Bank, 6.25%, 10/21/2020 (n)	6,785,000	7,087,475
Magyar Export-Import Bank PLC, 4%, 1/30/2020	14,759,000	14,844,898
Magyar Export-Import Bank PLC, 4%, 1/30/2020 (n)	3,399,000	3,418,782
Republic of Hungary, 5.375%, 2/21/2023	8,978,000	9,840,750
Republic of Hungary, 5.75%, 11/22/2023	8,184,000	9,219,276
Republic of Hungary, 7.625%, 3/29/2041	3,598,000	5,698,987

		$67,838,780
India - 4.3%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)	$21,966,000	$22,547,001
Adani Ports & Special Economic Zone Ltd., 4.375%, 7/03/2029 (n)	15,304,000	15,703,246
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)	12,592,000	12,697,017

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
India - continued
Azure Power Energy Ltd., 5.5%, 11/03/2022	$6,758,000	$6,814,362
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)	13,377,000	14,065,916
Export-Import Bank of India, 4%, 1/14/2023	16,609,000	17,153,831
Export-Import Bank of India, 3.375%, 8/05/2026 (n)	1,844,000	1,853,556
Export-Import Bank of India, 3.375%, 8/05/2026	19,384,000	19,484,457
GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024 (n)	11,263,000	11,533,312
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/2027	13,567,000	12,516,335
Greenko Dutch B.V., 5.25%, 7/24/2024 (n)	8,240,000	8,259,282
NTPC Ltd., 3.75%, 4/03/2024	8,471,000	8,663,800
NTPC Ltd., 4.375%, 11/26/2024	8,653,000	9,132,854
NTPC Ltd., 4.25%, 2/26/2026	18,776,000	19,666,921
Power Finance Corp. Ltd., 5.25%, 8/10/2028	13,935,000	15,107,736
Power Finance Corp. Ltd., 6.15%, 12/06/2028	5,193,000	6,006,286
REC Ltd., 3.875%, 7/07/2027	14,767,000	14,619,237
State Bank of India, 3.25%, 1/24/2022	11,248,000	11,325,571
State Bank of India (London), 4.375%, 1/24/2024	12,700,000	13,328,523
State Bank of India (London), FLR, 3.252% (LIBOR - 3mo. + 0.95%), 4/06/2020	8,957,000	8,967,695

		$249,446,938
Indonesia - 6.8%
Listrindo Capital B.V., 4.95%, 9/14/2026 (n)	$4,717,000	$4,719,359
Listrindo Capital B.V., 4.95%, 9/14/2026	4,198,000	4,200,099
LLPL Capital Pte. Ltd., 6.875%, 2/04/2039 (n)	9,099,000	10,608,866
Perusahaan Listrik Negara, 4.875%, 7/17/2049 (n)	8,353,000	8,522,243
PT Indonesia Asahan Aluminium (Persero), 5.71%, 11/15/2023 (n)	4,843,000	5,332,143
PT Indonesia Asahan Aluminium (Persero), 6.757%, 11/15/2048 (n)	6,794,000	8,447,535
PT Pertamina Persero, 6.5%, 11/07/2048 (n)	7,692,000	9,719,721
Republic of Indonesia, 3.375%, 4/15/2023	32,554,000	33,301,765
Republic of Indonesia, 5.375%, 10/17/2023	2,204,000	2,432,797
Republic of Indonesia, 5.375%, 10/17/2023 (n)	16,442,000	18,148,844
Republic of Indonesia, 5.875%, 1/15/2024 (n)	1,668,000	1,878,671
Republic of Indonesia, 5.875%, 1/15/2024	23,767,000	26,768,804
Republic of Indonesia, 4.45%, 2/11/2024	12,524,000	13,389,158
Republic of Indonesia, 4.125%, 1/15/2025	37,615,000	39,880,746
Republic of Indonesia, 4.125%, 1/15/2025 (n)	4,555,000	4,829,371
Republic of Indonesia, 4.75%, 1/08/2026 (n)	3,876,000	4,256,520
Republic of Indonesia, 4.75%, 1/08/2026	23,470,000	25,774,129
Republic of Indonesia, 4.35%, 1/08/2027 (n)	13,717,000	14,814,872
Republic of Indonesia, 4.35%, 1/08/2027	5,065,000	5,470,389

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Indonesia - continued
Republic of Indonesia, 3.5%, 1/11/2028		$22,786,000	$23,378,947
Republic of Indonesia, 4.1%, 4/24/2028		33,661,000	35,989,019
Republic of Indonesia, 8.375%, 3/15/2034	IDR	261,205,000,000	19,796,384
Republic of Indonesia, 5.25%, 1/17/2042		$8,324,000	9,622,425
Republic of Indonesia, 4.625%, 4/15/2043		20,056,000	21,588,533
Republic of Indonesia, 5.125%, 1/15/2045		7,050,000	8,092,771
Republic of Indonesia, 5.125%, 1/15/2045 (n)		4,360,000	5,004,891
Saka Energi Indonesia PT, 4.45%, 5/05/2024 (n)		15,480,000	15,556,919
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)		16,230,436	16,698,537

			$398,224,458
Jamaica - 0.9%
Government of Jamaica, 8%, 3/15/2039		$26,571,000	$33,679,008
Government of Jamaica, 7.875%, 7/28/2045		14,349,000	18,187,501

			$51,866,509
Kazakhstan - 2.9%
Development Bank of Kazakhstan, 4.125%, 12/10/2022		$21,543,000	$22,083,643
JSC Kazkommertsbank, 5.5%, 12/21/2022		23,474,764	23,542,841
Kazakhstan Temir Zholy Co., 6.95%, 7/10/2042		844,000	1,081,788
Kazakhstan Temir Zholy Finance B.V., 4.85%, 11/17/2027 (n)		18,275,000	19,782,687
KazMunayGas National Co., 6.375%, 10/24/2048 (n)		5,923,000	7,156,169
KazMunayGas National Co., 6.375%, 10/24/2048		8,670,000	10,475,094
KazMunayGas National Co., JSC, 5.375%, 4/24/2030 (n)		38,026,000	42,556,722
KazTransGas JSC, 4.375%, 9/26/2027		12,600,000	13,071,240
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		3,922,000	4,011,265
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		27,920,000	28,555,459

			$172,316,908
Kenya - 0.6%
Republic of Kenya, 6.875%, 6/24/2024		$4,288,000	$4,607,027
Republic of Kenya, 7%, 5/22/2027 (n)		17,363,000	18,157,913
Republic of Kenya, 8%, 5/22/2032 (n)		10,637,000	11,281,241

			$34,046,181
Kuwait - 0.4%
EQUATE Petrochemical B.V., 4.25%, 11/03/2026		$21,743,000	$23,093,849

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Macau - 0.4%
Sands China Ltd., 5.4%, 8/08/2028		$14,482,000	$16,209,478
Wynn Macau Ltd., 5.5%, 10/01/2027		4,623,000	4,657,672

			$20,867,150
Malaysia - 0.3%
GOHL Capital Ltd., 4.25%, 1/24/2027		$16,058,000	$16,704,293

Mexico - 6.2%
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)		$5,373,000	$5,493,946
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024		1,921,000	1,964,242
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		9,563,000	9,610,911
Infraestructura Energética Nova S.A.B. de C.V, 4.875%, 1/14/2048 (n)		12,497,000	10,747,420
Petroleos Mexicanos, 4.5%, 1/23/2026		10,100,000	9,266,750
Petroleos Mexicanos, 6.5%, 3/13/2027		9,046,000	8,970,918
Petroleos Mexicanos, 5.35%, 2/12/2028		30,310,000	27,854,890
Petroleos Mexicanos, 6.5%, 1/23/2029		16,408,000	16,034,718
Petroleos Mexicanos, 6.5%, 6/02/2041		18,203,000	16,364,133
Petroleos Mexicanos, 6.75%, 9/21/2047		25,148,000	22,794,147
Petroleos Mexicanos, 6.35%, 2/12/2048		35,692,000	31,148,408
United Mexican States, 4.125%, 1/21/2026		30,637,000	32,084,598
United Mexican States, 4.15%, 3/28/2027		59,567,000	62,031,883
United Mexican States, 3.75%, 1/11/2028		40,541,000	41,007,222
United Mexican States, 4.5%, 4/22/2029		49,701,000	52,931,565
United Mexican States, 8.5%, 5/31/2029	MXN	102,490,000	5,709,918
United Mexican States, 8.5%, 11/18/2038		210,000,000	11,650,637

			$365,666,306
Mongolia - 0.2%
Government of Mongolia, 5.625%, 5/01/2023		$9,885,000	$10,082,591

Morocco - 0.3%
Kingdom of Morocco, 4.25%, 12/11/2022		$7,411,000	$7,725,967
Kingdom of Morocco, 5.5%, 12/11/2042		5,048,000	5,883,606
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)		2,259,000	2,710,258
Office Cherifien des Phosphates, 6.875%, 4/25/2044		2,480,000	2,975,405

			$19,295,236
Namibia - 0.1%
Republic of Namibia, 5.25%, 10/29/2025		$5,663,000	$5,771,277

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Nigeria - 0.9%
Afren PLC, 10.25%, 4/08/2019 (a)(d)	$390,335	$320
Afren PLC, 10.25%, 4/08/2019 (a)(d)(z)	7,872,069	6,455
Afren PLC, 6.625%, 12/09/2020 (a)(d)(z)	3,765,751	1,280
Federal Republic of Nigeria, 7.625%, 11/21/2025 (n)	5,050,000	5,617,216
Federal Republic of Nigeria, 7.143%, 2/23/2030 (n)	4,598,000	4,745,320
Federal Republic of Nigeria, 7.143%, 2/23/2030	1,000,000	1,032,040
Federal Republic of Nigeria, 7.875%, 2/16/2032	7,300,000	7,751,870
Federal Republic of Nigeria, 7.696%, 2/23/2038 (n)	7,583,000	7,824,519
Federal Republic of Nigeria, 7.696%, 2/23/2038	13,625,000	14,058,956
Federal Republic of Nigeria, 9.248%, 1/21/2049	8,087,000	9,246,433

		$50,284,409
Oman - 0.3%
Government of Oman, 6%, 8/01/2029 (z)	$18,723,000	$18,762,917

Pakistan - 0.2%
Islamic Republic of Pakistan, 8.25%, 9/30/2025	$2,400,000	$2,688,480
Islamic Republic of Pakistan, 6.875%, 12/05/2027	10,300,000	10,714,060

		$13,402,540
Panama - 2.1%
Aeropuerto Internacional de Tocumen S.A., 5.625%, 5/18/2036	$3,782,000	$4,292,570
Aeropuerto Internacional de Tocumen S.A., 6%, 11/18/2048 (n)	24,245,000	29,487,981
Aeropuerto Internacional de Tocumen S.A., 6%, 11/18/2048	6,900,000	8,392,125
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)	12,229,000	13,650,744
Autoridad del Canal de Panama, 4.95%, 7/29/2035	2,216,000	2,473,632
C&W Senior Financing Designated Activity, 7.5%, 10/15/2026 (n)	5,093,000	5,436,778
Empresa de Transmision Electrica S.A., 5.125%, 5/02/2049 (n)	14,289,000	15,521,426
Panama Canal Railway Co., 7%, 11/01/2026	3,933,171	4,075,788
Panama Canal Railway Co., 7%, 11/01/2026 (n)	780,615	808,920
Republic of Panama, 3.75%, 4/17/2026	16,630,000	17,336,775
Republic of Panama, 3.16%, 1/23/2030	20,802,000	20,989,218

		$122,465,957
Paraguay - 1.4%
Republic of Paraguay, 5%, 4/15/2026	$5,200,000	$5,694,052
Republic of Paraguay, 6.1%, 8/11/2044	14,475,000	17,478,707
Republic of Paraguay, 5.6%, 3/13/2048 (n)	11,288,000	12,910,763
Republic of Paraguay, 5.6%, 3/13/2048	14,235,000	16,281,424

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Paraguay - continued
Republic of Paraguay, 5.4%, 3/30/2050 (n)		$11,380,000	$12,802,614
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)		15,257,000	16,082,098

			$81,249,658
Peru - 4.2%
Bonos de Tesoreria, 6.15%, 8/12/2032	PEN	25,040,000	$8,597,812
Consorcio Transmantaro S.A., 4.7%, 4/16/2034 (n)		$7,127,000	7,670,434
Corporacion Lindley S.A., 6.75%, 11/23/2021		2,884,000	3,064,250
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)		1,785,000	1,896,563
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/2023		13,310,000	13,775,983
IIRSA Norte Finance Ltd., 8.75%, 5/30/2024		1,426,772	1,578,367
IIRSA Norte Finance Ltd., 8.75%, 5/30/2024 (n)		86,856	96,084
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)		16,751,000	17,437,791
InterCorp Peru Ltd., 3.875%, 8/15/2029 (z)		5,096,000	5,013,190
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034 (n)		8,200,000	8,876,582
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034		15,190,000	16,443,327
Lima Metro Line 2 Finance Ltd., 4.35%, 4/05/2036 (z)		15,447,000	15,891,101
Peru LNG, 5.375%, 3/22/2030 (n)		16,323,000	17,775,747
Peru LNG, 5.375%, 3/22/2030		7,629,000	8,307,981
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)		27,287,000	29,442,946
Petroleos del Peru S.A., 4.75%, 6/19/2032		11,334,000	12,229,499
Petroleos del Peru S.A., 5.625%, 6/19/2047 (n)		13,567,000	15,432,462
Petroleos del Peru S.A., 5.625%, 6/19/2047		24,989,000	28,424,987
Republic of Peru, 6.9%, 8/12/2037	PEN	42,064,000	15,511,538
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		$15,292,000	15,502,265
San Miguel Industrias PET S.A., 4.5%, 9/18/2022		300,000	304,125

			$243,273,034
Qatar - 2.5%
State of Qatar, 4.5%, 4/23/2028		$7,744,000	$8,731,360
State of Qatar, 4%, 3/14/2029 (n)		31,479,000	34,291,397
State of Qatar, 5.103%, 4/23/2048 (n)		24,283,000	29,182,969
State of Qatar, 5.103%, 4/23/2048		29,559,000	35,523,592
State of Qatar, 4.817%, 3/14/2049 (n)		33,233,000	38,467,198

			$146,196,516
Romania - 0.7%
Republic of Romania, 2%, 12/08/2026 (n)	EUR	13,997,000	$16,528,894
Republic of Romania, 2.124%, 7/16/2031 (n)		12,912,000	14,486,648
Republic of Romania, 4.625%, 4/03/2049 (n)		3,508,000	4,826,027
Republic of Romania, 4.625%, 4/03/2049		3,902,000	5,368,061

			$41,209,630

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Russia - 5.1%
Gaz Capital S.A., 4.95%, 3/23/2027 (n)		$5,412,000	$5,737,261
Gaz Capital S.A., 4.95%, 3/23/2027		11,400,000	12,085,140
Gaz Capital S.A., 4.95%, 2/06/2028		9,530,000	10,209,966
Russian Federation, 4.75%, 5/27/2026		10,800,000	11,590,279
Russian Federation, 4.25%, 6/23/2027		46,200,000	48,230,028
Russian Federation, 4.25%, 6/23/2027 (n)		14,200,000	14,823,948
Russian Federation, 4.375%, 3/21/2029 (n)		28,200,000	29,477,460
Russian Federation, 4.375%, 3/21/2029		29,200,000	30,522,760
Russian Federation, 6.9%, 5/23/2029	RUB	363,410,000	5,600,731
Russian Federation, 8.5%, 9/17/2031		868,905,000	14,996,674
Russian Federation, 5.1%, 3/28/2035 (n)		$46,600,000	50,625,122
Russian Federation, 5.1%, 3/28/2035		12,400,000	13,471,062
Russian Federation, 5.25%, 6/23/2047		31,800,000	35,679,600
Russian Federation, 5.25%, 6/23/2047 (n)		12,800,000	14,361,600

			$297,411,631
Rwanda - 0.2%
Republic of Rwanda, 6.625%, 5/02/2023		$10,713,000	$11,416,201

Saudi Arabia - 1.9%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/2023		$14,289,000	$14,461,440
Kingdom of Saudi Arabia, 4.375%, 4/16/2029 (n)		15,498,000	17,092,992
Kingdom of Saudi Arabia, 5.25%, 1/16/2050 (n)		22,650,000	26,585,437
Saudi Arabian Oil Co., 4.25%, 4/16/2039 (n)		18,943,000	19,716,514
Saudi Arabian Oil Co., 4.375%, 4/16/2049 (n)		6,611,000	6,870,490
Saudi Aramco, 4.5%, 4/17/2030		18,000,000	20,025,000
Saudi Aramco, 4.625%, 10/04/2047		6,465,000	6,929,187

			$111,681,060
Senegal - 0.7%
Republic of Senegal, 4.75%, 3/13/2028	EUR	5,000,000	$5,775,930
Republic of Senegal, 6.25%, 5/23/2033 (n)		$4,928,000	4,881,430
Republic of Senegal, 6.25%, 5/23/2033		22,716,000	22,501,334
Republic of Senegal, 6.75%, 3/13/2048		9,005,000	8,639,577

			$41,798,271
Singapore - 0.3%
Puma International Financing S.A., 5%, 1/24/2026		$4,256,000	$4,011,183
Puma International Financing S.A., 5%, 1/24/2026 (n)		13,460,000	12,685,744

			$16,696,927
South Africa - 1.2%
Eskom Holdings SOC Ltd., 6.35%, 8/10/2028 (n)		$19,982,000	$21,363,995
Eskom Holdings SOC Ltd., 6.35%, 8/10/2028		600,000	641,497

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
South Africa - continued
Petra Diamonds Ltd., 7.25%, 5/01/2022		$4,756,000	$4,446,860
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)		11,438,000	10,694,530
Republic of South Africa, 4.875%, 4/14/2026		5,910,000	6,050,363
Republic of South Africa, 5.875%, 6/22/2030		21,730,000	23,116,374
Republic of South Africa, 5.375%, 7/24/2044		4,605,000	4,507,190

			$70,820,809
Sri Lanka - 1.0%
Republic of Sri Lanka, 6.25%, 10/04/2020 (n)		$1,977,000	$2,004,678
Republic of Sri Lanka, 6.25%, 10/04/2020		3,994,000	4,049,916
Republic of Sri Lanka, 6.25%, 7/27/2021		4,913,000	4,998,795
Republic of Sri Lanka, 5.75%, 1/18/2022		4,300,000	4,337,520
Republic of Sri Lanka, 5.875%, 7/25/2022		5,598,000	5,652,989
Republic of Sri Lanka, 6.85%, 3/14/2024 (n)		15,550,000	15,977,625
Republic of Sri Lanka, 7.85%, 3/14/2029 (n)		9,082,000	9,433,404
Republic of Sri Lanka, 7.55%, 3/28/2030 (n)		11,185,000	11,380,126

			$57,835,053
Thailand - 0.3%
Bangkok Bank (Hong Kong), 4.05%, 3/19/2024 (n)		$10,986,000	$11,543,484
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)		4,387,000	5,451,028

			$16,994,512
Trinidad & Tobago - 0.3%
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		$14,164,000	$14,429,575
Consolidated Energy Finance S.A., 6.875%, 6/15/2025		1,155,000	1,176,656

			$15,606,231
Turkey - 4.9%
Export Credit Bank of Turkey A.S., 5%, 9/23/2021		$8,022,000	$7,837,751
Republic of Turkey, 5.125%, 3/25/2022		6,026,000	6,020,046
Republic of Turkey, 6.25%, 9/26/2022		6,494,000	6,617,996
Republic of Turkey, 7.25%, 12/23/2023		12,192,000	12,801,551
Republic of Turkey, 5.75%, 3/22/2024		18,915,000	18,655,902
Republic of Turkey, 6.35%, 8/10/2024		13,324,000	13,430,326
Republic of Turkey, 7.375%, 2/05/2025		5,382,000	5,654,975
Republic of Turkey, 5.2%, 2/16/2026	EUR	9,584,000	11,073,658
Republic of Turkey, 4.25%, 4/14/2026		$18,601,000	16,572,747
Republic of Turkey, 4.875%, 10/09/2026		36,284,000	33,109,150
Republic of Turkey, 6%, 3/25/2027		43,982,000	42,552,585
Republic of Turkey, 5.125%, 2/17/2028		27,787,000	25,361,084
Republic of Turkey, 6.125%, 10/24/2028		46,388,000	44,764,420
Republic of Turkey, 6.875%, 3/17/2036		14,976,000	14,655,364
Republic of Turkey, 6%, 1/14/2041		9,893,000	8,680,910

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Turkey - continued
Republic of Turkey, 6.625%, 2/17/2045		$23,263,000	$21,823,299

			$289,611,764
Ukraine - 2.9%
Government of Ukraine, 7.75%, 9/01/2023		$8,407,000	$8,987,083
Government of Ukraine, 7.75%, 9/01/2024		11,297,000	12,053,244
Government of Ukraine, 7.75%, 9/01/2025		22,393,000	23,662,683
Government of Ukraine, 6.75%, 6/20/2026 (n)	EUR	7,440,000	8,955,094
Government of Ukraine, 7.75%, 9/01/2026		$15,817,000	16,702,752
Government of Ukraine, 7.75%, 9/01/2027		31,286,000	33,010,484
Government of Ukraine, 7.375%, 9/25/2032		28,161,000	28,611,576
Government of Ukraine, 0%, 5/31/2040		37,640,000	31,994,000
PJSC State Savings Bank of Ukraine, 9.625%, 3/20/2025		7,820,000	8,234,460

			$172,211,376
United Arab Emirates - 2.0%
Abu Dhabi Crude Oil Pipeline, 3.65%, 11/02/2029		$16,090,000	$17,193,774
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047 (n)		15,758,000	17,786,843
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047		33,784,000	38,133,690
Emirate of Abu Dhabi, 3.125%, 10/11/2027 (n)		8,226,000	8,529,539
Emirates Sembcorp Water & Power Co., 4.45%, 8/01/2035 (n)		9,949,000	10,486,246
GEMS Menasa Cayman Ltd./GEMS Education
Delaware LLC, 7.125%, 7/31/2026 (z)		11,720,000	11,969,050
Shelf Drill Holdings Ltd., 8.25%, 2/15/2025 (n)		6,789,000	6,245,880
Topaz Marine S.A., 9.125%, 7/26/2022 (n)		2,887,000	3,016,915
Topaz Marine S.A., 9.125%, 7/26/2022		2,447,000	2,557,115

			$115,919,052
United States - 1.5%
JBS Investments II GmbH, 5.75%, 1/15/2028 (z)		$14,119,000	$14,343,492
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)		17,254,000	18,599,812
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)		10,869,000	11,670,589
U.S. Treasury Bonds, 3.5%, 2/15/2039		3,502,000	4,153,700
U.S. Treasury Notes, TIPS, 0.625%, 4/15/2023 (f)		24,613,269	24,836,033
U.S. Treasury Notes, TIPS, 0.75%, 7/15/2028		16,337,497	17,046,955

			$90,650,581
Uruguay - 0.6%
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022 (n)		$5,028,000	$4,941,518
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022		8,608,000	8,459,943

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Uruguay - continued
Oriental Republic of Uruguay, 4.375%, 1/23/2031	$10,764,000	$11,759,670
Oriental Republic of Uruguay, 4.975%, 4/20/2055	11,077,000	12,420,197

		$37,581,328
Venezuela - 0.4%
Petroleos de Venezuela S.A., 6%, 5/16/2024 (a)(d)	$12,644,200	$1,770,188
Republic of Venezuela, 9%, 5/07/2023 (a)(d)	10,104,000	1,540,860
Republic of Venezuela, 8.25%, 10/13/2024 (a)(d)	22,593,000	3,445,432
Republic of Venezuela, 7.65%, 4/21/2025 (a)(d)	35,488,000	5,411,920
Republic of Venezuela, 9.25%, 9/15/2027 (a)(d)	8,435,000	1,286,338
Republic of Venezuela, 7%, 3/31/2038 (a)(d)	83,785,500	12,777,289

		$26,232,027
Vietnam - 0.7%
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (z)	$14,115,000	$14,203,219
Socialist Republic of Vietnam, 4.8%, 11/19/2024	24,170,000	26,310,881

		$40,514,100
Zambia - 0.2%
First Quantum Minerals Ltd., 7.25%, 4/01/2023	$2,961,000	$2,931,390
First Quantum Minerals Ltd., 6.5%, 3/01/2024	3,450,000	3,318,969
First Quantum Minerals Ltd., 7.5%, 4/01/2025	2,695,000	2,637,731
First Quantum Minerals Ltd., 6.875%, 3/01/2026	4,193,000	3,962,385

		$12,850,475
Total Bonds (Identified Cost, $5,211,807,575)		$5,422,962,280

Common Stocks - 0.1%
Canada - 0.0%
Frontera Energy Corp.	254,348	$2,602,743

Mexico - 0.1%
ICA Tenedora, S.A. de C.V.	2,525,968	$4,423,594
Total Common Stocks (Identified Cost, $26,181,820)		$7,026,337

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.0%
U.S. Treasury Obligations - 0.0%
U.S. Treasury Note 10 yr Futures - August 2019 @ $126 (Premiums Paid, $255,413)	Put	Merrill Lynch International	$54,536,563	428	$33,438

Portfolio of Investments – continued

Investment Companies (h) - 7.1%

Issuer	Shares/Par	Value ($)
Money Market Funds - 7.1%
MFS Institutional Money Market Portfolio, 2.31% (v) (Identified Cost, $414,176,798)	414,208,174	$414,208,174

Other Assets, Less Liabilities - 0.1%		4,013,448
Net Assets - 100.0%		$5,848,243,677

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and uncleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $414,208,174 and $5,430,022,055, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,879,080,353, representing 32.1% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 10.25%, 4/08/2019	3/01/12-8/22/12	$7,835,292	$6,455
Afren PLC, 6.625%, 12/09/2020	11/26/13	3,744,016	1,280
Cosan Ltd., 5.5%, 9/20/2029	7/24/19	19,378,481	19,502,131
Empresas Publicas de Medellin, 4.25%, 7/18/2029	7/11/19	17,372,629	17,910,844
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026	7/30/19	11,720,000	11,969,050
Government of Oman, 6%, 8/01/2029	7/25/19	18,723,000	18,762,917
InterCorp Peru Ltd., 3.875%, 8/15/2029	7/24/19	5,001,126	5,013,190
JBS Investments II GmbH, 5.75%, 1/15/2028	7/23/19-7/24/19	14,160,169	14,343,492
Lima Metro Line 2 Finance Ltd., 4.35%, 4/05/2036	7/18/19-7/25/19	15,600,854	15,891,101
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029	7/25/19	14,115,000	14,203,219
Republic of El Salvador, 7.124%, 1/20/2050	7/30/19	10,315,000	10,469,725
YPF Energia Electrica S.A., 10%, 7/25/2026	7/18/19	12,821,900	12,899,869
Total Restricted Securities			$140,973,273
% of Net assets			2.4%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 7/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	63,740,000	USD	16,568,871	JPMorgan Chase Bank N.A.	8/02/2019	$132,951
INR	1,492,261,000	USD	21,243,359	Barclays Bank PLC	8/21/2019	410,601
MXN	370,823,000	USD	18,942,939	JPMorgan Chase Bank N.A.	10/11/2019	185,834
TRY	32,935,000	USD	5,710,112	BNP Paribas S.A.	10/11/2019	33,511
TRY	31,356,000	USD	5,301,110	Citibank N.A.	10/11/2019	167,147
TRY	48,505,000	USD	8,152,643	UBS AG	10/11/2019	306,274
USD	3,657,332	BRL	13,843,000	Barclays Bank PLC	8/02/2019	30,044
USD	5,653,005	BRL	21,283,000	Citibank N.A.	8/02/2019	76,211
USD	64,331,742	BRL	243,273,000	Goldman Sachs International	8/02/2019	586,802
USD	22,559,697	BRL	84,935,000	JPMorgan Chase Bank N.A.	8/02/2019	304,138
USD	25,834,277	EUR	22,805,000	BNP Paribas S.A.	10/11/2019	446,115
USD	100,321,490	EUR	88,813,011	Citibank N.A.	10/11/2019	1,448,477
USD	17,032,070	EUR	15,012,000	Goldman Sachs International	10/11/2019	319,635
USD	8,221,990	EUR	7,249,000	JPMorgan Chase Bank N.A.	10/11/2019	151,884
USD	3,129,448	EUR	2,759,000	Merrill Lynch International	10/11/2019	57,931

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
USD	762,441	EUR	679,992	Morgan Stanley Capital Services, Inc.	10/11/2019	$5,426
USD	24,204,814	EUR	21,446,783	UBS AG	10/11/2019	328,717
USD	6,293,893	RUB	400,590,542	JPMorgan Chase Bank N.A.	8/27/2019	21,855
USD	19,191,599	ZAR	271,234,877	JPMorgan Chase Bank N.A.	10/11/2019	441,768

						$5,455,321

Liability Derivatives
BRL	13,843,000	USD	3,676,857	Barclays Bank PLC	8/02/2019	$(49,569)
BRL	21,283,000	USD	5,681,982	Citibank N.A.	8/02/2019	(105,187)
BRL	243,273,000	USD	64,700,631	Goldman Sachs International	8/02/2019	(955,692)
BRL	109,297,000	USD	28,700,436	Goldman Sachs International	10/02/2019	(199,452)
BRL	21,195,000	USD	5,661,058	JPMorgan Chase Bank N.A.	8/02/2019	(107,322)
CLP	637,813,000	USD	927,256	Barclays Bank PLC	10/24/2019	(20,879)
CZK	384,168,000	USD	16,954,897	JPMorgan Chase Bank N.A.	10/11/2019	(391,947)
EUR	3,288,551	USD	3,726,721	Goldman Sachs International	10/11/2019	(65,670)
EUR	8,195,896	USD	9,291,475	Merrill Lynch International	10/11/2019	(167,215)
EUR	10,159,283	USD	11,517,244	UBS AG	10/11/2019	(207,201)
PLN	10,398,000	USD	2,754,746	BNP Paribas S.A.	10/11/2019	(67,303)
PLN	64,198,000	USD	16,967,169	JPMorgan Chase Bank N.A.	10/11/2019	(374,704)
PLN	32,347,000	USD	8,571,469	Merrill Lynch International	10/11/2019	(211,138)
ZAR	139,046,236	USD	9,785,281	Merrill Lynch International	10/11/2019	(173,341)
ZAR	139,987,645	USD	9,983,332	UBS AG	10/11/2019	(306,314)
USD	9,406,322	IDR	134,030,544,500	Barclays Bank PLC	8/26/2019	(130,435)
USD	10,054,522	IDR	143,377,482,000	JPMorgan Chase Bank N.A.	8/26/2019	(147,304)
USD	16,416,444	MXN	320,710,001	Citibank N.A.	10/11/2019	(127,268)
USD	2,762,443	MXN	54,077,000	JPMorgan Chase Bank N.A.	10/11/2019	(27,100)
USD	6,389,604	TRY	38,300,000	BNP Paribas S.A.	10/11/2019	(289,635)
USD	6,908,590	TRY	41,560,000	JPMorgan Chase Bank N.A.	10/11/2019	(339,170)

						$(4,463,846)

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Bond	Long	USD	304	$47,300,500	September - 2019	$994,006
U.S. Treasury Note 5 yr	Long	USD	950	111,676,954	September - 2019	590,398
U.S. Treasury Ultra Bond	Long	USD	220	39,063,750	September - 2019	893,658

						$2,478,062

Liability Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	57	$8,518,369	September - 2019	$(71,429)
Euro-Bund 10 yr	Short	EUR	354	68,606,109	September - 2019	(1,595,736)
Euro-OAT 10 yr	Short	EUR	63	11,662,792	September - 2019	(312,581)

						$(1,979,746)

Uncleared Swap Agreements

Maturity Date	Notional Amount		Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives

Credit Default Swaps
6/20/24	USD	20,027,200	Barclays Bank PLC	(1)	1.00%/quarterly	$(84,419)	$(608,930)	$(693,349)

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Republic of Korea, 2.75%, 1/19/2027.

At July 31, 2019, the fund had cash collateral of $730,000 and other liquid securities with an aggregate value of $3,341,542 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,238,244,808)	$5,430,022,055
Investments in affiliated issuers, at value (identified cost, $414,176,798)	414,208,174
Cash	18,842,647
Restricted cash for
Uncleared derivatives	730,000
Receivables for
Forward foreign currency exchange contracts	5,455,321
Net daily variation margin on open futures contracts	397,551
Investments sold	11,238,633
Fund shares sold	30,609,431
Interest	67,217,101
Other assets	7,344
Total assets	$5,978,728,257

Liabilities
Payables for
Distributions	$1,882,449
Forward foreign currency exchange contracts	4,463,846
Investments purchased	105,109,882
Fund shares reacquired	7,096,878
Uncleared swaps, at value (net of unamortized premiums received, $608,930)	693,349
Payable to affiliates
Investment adviser	213,668
Administrative services fee	3,158
Shareholder servicing costs	2,283,215
Distribution and service fees	8,501
Payable for independent Trustees’ compensation	179
Deferred country tax expense payable	8,357,763
Accrued expenses and other liabilities	371,692
Total liabilities	$130,484,580
Net assets	$5,848,243,677

Net assets consist of
Paid-in capital	$6,031,441,428
Total distributable earnings (loss)	(183,197,751)
Net assets	$5,848,243,677
Shares of beneficial interest outstanding	394,394,048

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$382,984,251	26,094,812	$14.68
Class B	13,937,972	947,314	14.71
Class C	113,863,023	7,745,088	14.70
Class I	3,879,906,829	261,719,880	14.82
Class R1	647,900	43,540	14.88
Class R2	18,952,019	1,274,344	14.87
Class R3	32,189,736	2,175,165	14.80
Class R4	75,509,721	5,087,889	14.84
Class R6	1,330,252,226	89,306,016	14.90

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.33 [100 / 95.75 x $14.68]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$308,785,052
Dividends from affiliated issuers	6,334,275
Other	697,012
Dividends	132,894
Foreign taxes withheld	(179,906)
Total investment income	$315,769,327
Expenses
Management fee	$38,700,638
Distribution and service fees	2,467,501
Shareholder servicing costs	4,041,107
Administrative services fee	582,694
Independent Trustees’ compensation	91,408
Custodian fee	535,854
Shareholder communications	554,284
Audit and tax fees	81,756
Legal fees	50,816
Miscellaneous	407,645
Total expenses	$47,513,703
Reduction of expenses by investment adviser and distributor	(606,083)
Net expenses	$46,907,620
Net investment income (loss)	$268,861,707

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $338,088 deferred country tax)	$(115,241,391)
Affiliated issuers	55,170
Futures contracts	7,962,907
Swap agreements	1,264,423
Forward foreign currency exchange contracts	278,478
Foreign currency	(325,289)
Net realized gain (loss)	$(106,005,702)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $3,462,581 increase in deferred country tax)	$353,464,474
Affiliated issuers	20,241
Futures contracts	1,140,178
Swap agreements	(886,149)
Forward foreign currency exchange contracts	2,721,604
Translation of assets and liabilities in foreign currencies	8,784
Net unrealized gain (loss)	356,469,132
Net realized and unrealized gain (loss)	$250,463,430
Change in net assets from operations	$519,325,137

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	7/31/19	7/31/18
Change in net assets

From operations
Net investment income (loss)	$268,861,707	$268,994,404
Net realized gain (loss)	(106,005,702)	(24,970,078)
Net unrealized gain (loss)	356,469,132	(303,478,765)
Change in net assets from operations	$519,325,137	$(59,454,439)
Total distributions to shareholders (a)	$(272,782,471)	$(285,164,576)
Change in net assets from fund share transactions	$(428,492,654)	$404,301,798
Total change in net assets	$(181,949,988)	$59,682,783

Net assets
At beginning of period	6,030,193,665	5,970,510,882
At end of period (b)	$5,848,243,677	$6,030,193,665

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended July 31, 2018, distributions from net investment income were $285,164,576.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. For the year ended July 31, 2018, end of period net assets included accumulated distributions in excess of net investment income of $8,031,410.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$13.99	$14.81	$14.87		$14.39	$15.26

Income (loss) from investment operations
Net investment income (loss) (d)	$0.64	$0.61	$0.63	(c)	$0.64	$0.64
Net realized and unrealized gain (loss)	0.70	(0.79)	(0.04	)(g)	0.48	(0.87)
Total from investment operations	$1.34	$(0.18)	$0.59		$1.12	$(0.23)

Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.64)	$(0.65)		$(0.64)	$(0.64)
Net asset value, end of period (x)	$14.68	$13.99	$14.81		$14.87	$14.39
Total return (%) (r)(s)(t)(x)	9.83	(1.32)	4.03	(c)	8.07	(1.52)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.07	1.09	(c)	1.12	1.13
Expenses after expense reductions (f)	1.04	1.05	1.06	(c)	1.09	1.09
Net investment income (loss)	4.51	4.12	4.23	(c)	4.51	4.29
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$382,984	$330,096	$392,012		$572,397	$695,581

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$14.13	$14.97	$14.97		$14.47	$15.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.50	$0.52	(c)	$0.53	$0.53
Net realized and unrealized gain (loss)	0.59	(0.81)	0.02	(g)	0.50	(0.84)
Total from investment operations	$1.12	$(0.31)	$0.54		$1.03	$(0.31)

Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.53)	$(0.54)		$(0.53)	$(0.53)
Net asset value, end of period (x)	$14.71	$14.13	$14.97		$14.97	$14.47
Total return (%) (r)(s)(t)(x)	8.16	(2.14)	3.67	(c)	7.39	(2.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.82	1.84	(c)	1.87	1.88
Expenses after expense reductions (f)	1.81	1.81	1.83	(c)	1.85	1.84
Net investment income (loss)	3.76	3.36	3.47	(c)	3.75	3.54
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$13,938	$19,703	$26,980		$32,216	$37,170

Class C	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$14.10	$14.93	$14.94		$14.45	$15.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.50	$0.52	(c)	$0.53	$0.53
Net realized and unrealized gain (loss)	0.61	(0.80)	0.01	(g)	0.49	(0.84)
Total from investment operations	$1.14	$(0.30)	$0.53		$1.02	$(0.31)

Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.53)	$(0.54)		$(0.53)	$(0.53)
Net asset value, end of period (x)	$14.70	$14.10	$14.93		$14.94	$14.45
Total return (%) (r)(s)(t)(x)	8.31	(2.08)	3.61	(c)	7.33	(2.04)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.82	1.84	(c)	1.87	1.88
Expenses after expense reductions (f)	1.81	1.81	1.83	(c)	1.85	1.84
Net investment income (loss)	3.76	3.36	3.47	(c)	3.75	3.54
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$113,863	$142,037	$185,167		$221,781	$270,388

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$14.16	$14.97	$14.91		$14.39	$15.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.67	$0.64	$0.66	(c)	$0.67	$0.67
Net realized and unrealized gain (loss)	0.67	(0.77)	0.08	(g)	0.52	(0.83)
Total from investment operations	$1.34	$(0.13)	$0.74		$1.19	$(0.16)

Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.68)	$(0.68)		$(0.67)	$(0.68)
Net asset value, end of period (x)	$14.82	$14.16	$14.97		$14.91	$14.39
Total return (%) (r)(s)(t)(x)	9.80	(0.95)	5.13	(c)	8.62	(1.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.84	(c)	0.87	0.87
Expenses after expense reductions (f)	0.81	0.81	0.83	(c)	0.84	0.84
Net investment income (loss)	4.74	4.35	4.46	(c)	4.73	4.53
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$3,879,907	$3,658,375	$4,348,855		$3,593,092	$2,667,819

Class R1	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$14.22	$15.04	$15.02		$14.50	$15.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.50	$0.52	(c)	$0.54	$0.53
Net realized and unrealized gain (loss)	0.67	(0.78)	0.04	(g)	0.51	(0.83)
Total from investment operations	$1.20	$(0.28)	$0.56		$1.05	$(0.30)

Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.54)	$(0.54)		$(0.53)	$(0.53)
Net asset value, end of period (x)	$14.88	$14.22	$15.04		$15.02	$14.50
Total return (%) (r)(s)(t)(x)	8.71	(1.98)	3.81	(c)	7.53	(1.96)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.82	1.84	(c)	1.87	1.88
Expenses after expense reductions (f)	1.81	1.81	1.83	(c)	1.84	1.84
Net investment income (loss)	3.75	3.36	3.47	(c)	3.76	3.54
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$648	$617	$814		$949	$789

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$14.22	$15.02	$15.01		$14.49	$15.32

Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.57	$0.59	(c)	$0.61	$0.60
Net realized and unrealized gain (loss)	0.66	(0.76)	0.03	(g)	0.51	(0.82)
Total from investment operations	$1.26	$(0.19)	$0.62		$1.12	$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.61)	$(0.61)		$(0.60)	$(0.61)
Net asset value, end of period (x)	$14.87	$14.22	$15.02		$15.01	$14.49
Total return (%) (r)(s)(t)(x)	9.17	(1.35)	4.26	(c)	8.06	(1.47)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.32	1.34	(c)	1.37	1.37
Expenses after expense reductions (f)	1.31	1.31	1.33	(c)	1.35	1.34
Net investment income (loss)	4.26	3.86	3.97	(c)	4.25	4.04
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$18,952	$21,881	$23,567		$25,931	$28,686

Class R3	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$14.16	$14.96	$14.95		$14.46	$15.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.64	$0.61	$0.63	(c)	$0.63	$0.64
Net realized and unrealized gain (loss)	0.65	(0.77)	0.03	(g)	0.50	(0.82)
Total from investment operations	$1.29	$(0.16)	$0.66		$1.13	$(0.18)

Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.64)	$(0.65)		$(0.64)	$(0.64)
Net asset value, end of period (x)	$14.80	$14.16	$14.96		$14.95	$14.46
Total return (%) (r)(s)(t)(x)	9.39	(1.13)	4.52	(c)	8.12	(1.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.07	1.09	(c)	1.13	1.12
Expenses after expense reductions (f)	1.06	1.06	1.08	(c)	1.10	1.09
Net investment income (loss)	4.51	4.11	4.22	(c)	4.46	4.29
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$32,190	$38,001	$42,893		$47,726	$76,900

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$14.17	$14.97	$14.95		$14.43	$15.27

Income (loss) from investment operations
Net investment income (loss) (d)	$0.67	$0.64	$0.66	(c)	$0.68	$0.67
Net realized and unrealized gain (loss)	0.68	(0.76)	0.04	(g)	0.51	(0.83)
Total from investment operations	$1.35	$(0.12)	$0.70		$1.19	$(0.16)

Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.68)	$(0.68)		$(0.67)	$(0.68)
Net asset value, end of period (x)	$14.84	$14.17	$14.97		$14.95	$14.43
Total return (%) (r)(s)(t)(x)	9.88	(0.88)	4.85	(c)	8.61	(1.06)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.84	(c)	0.87	0.87
Expenses after expense reductions (f)	0.81	0.81	0.83	(c)	0.84	0.84
Net investment income (loss)	4.74	4.36	4.47	(c)	4.76	4.54
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$75,510	$65,918	$74,239		$75,559	$70,067

Class R6	Year ended

	7/31/19	7/31/18	7/31/17		7/31/16	7/31/15
Net asset value, beginning of period	$14.22	$15.00	$14.97		$14.45	$15.27

Income (loss) from investment operations
Net investment income (loss) (d)	$0.68	$0.65	$0.68	(c)	$0.69	$0.69
Net realized and unrealized gain (loss)	0.69	(0.74)	0.05	(g)	0.52	(0.81)
Total from investment operations	$1.37	$(0.09)	$0.73		$1.21	$(0.12)

Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.69)	$(0.70)		$(0.69)	$(0.70)
Net asset value, end of period (x)	$14.90	$14.22	$15.00		$14.97	$14.45
Total return (%) (r)(s)(t)(x)	10.02	(0.65)	5.01	(c)	8.72	(0.80)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.76	(c)	0.77	0.76
Expenses after expense reductions (f)	0.72	0.72	0.74	(c)	0.74	0.73
Net investment income (loss)	4.85	4.42	4.56	(c)	4.87	4.65
Portfolio turnover	94	100	100		67	55
Net assets at end of period (000 omitted)	$1,330,252	$1,753,566	$875,984		$792,606	$722,556

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that purchased callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

Notes to Financial Statements – continued

Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,602,743	$4,423,594	$—	$7,026,337
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	33,438	46,036,688	—	46,070,126
Non-U.S. Sovereign Debt	—	4,219,613,166	—	4,219,613,166
U.S. Corporate Bonds	—	44,613,893	—	44,613,893
Foreign Bonds	—	1,112,698,533	—	1,112,698,533
Mutual Funds	414,208,174	—	—	414,208,174
Total	$416,844,355	$5,427,385,874	$—	$5,844,230,229

Other Financial Instruments
Futures Contracts – Assets	$2,478,062	$—	$—	$2,478,062
Futures Contracts – Liabilities	(1,979,746)	—	—	(1,979,746)
Forward Foreign Currency Exchange Contracts – Assets	—	5,455,321	—	5,455,321
Forward Foreign Currency Exchange Contracts – Liabilities	—	(4,463,846)	—	(4,463,846)
Swap Agreements – Liabilities	—	(693,349)	—	(693,349)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used

Notes to Financial Statements – continued

for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$2,478,062	$(1,979,746)
Interest Rate	Purchased Interest Rate Options	33,438	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	5,455,321	(4,463,846)
Credit	Credit Default Swaps	—	(693,349)
Total		$7,966,821	$(7,136,941)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts agreements correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts agreements is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$7,962,907	$—	$—	$—
Foreign Exchange	—	—	278,478	(428,031)
Credit	—	1,264,423	—	—
Total	$7,962,907	$1,264,423	$278,478	$(428,031)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended July 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,140,178	$—	$—	$(221,975)
Foreign Exchange	—	—	2,721,604	—
Credit	—	(886,149)	—	—
Total	$1,140,178	$(886,149)	$2,721,604	$(221,975)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular

Notes to Financial Statements – continued

security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to

Notes to Financial Statements – continued

unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized

Notes to Financial Statements – continued

appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable

Notes to Financial Statements – continued

obligation. At July 31, 2019, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain

Notes to Financial Statements – continued

countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 7/31/19	Year ended 7/31/18
Ordinary income (including any short-term capital gains)	$272,782,471	$285,164,576

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/19

Cost of investments	$5,728,070,524
Gross appreciation	241,014,761

Gross depreciation	(124,058,614)
Net unrealized appreciation (depreciation)	$116,956,147

Undistributed ordinary income	50,653,992
Capital loss carryforwards	(324,238,387)
Other temporary differences	(26,569,503)

As of July 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(197,709,621)
Long-Term	(126,528,766)
Total	$(324,238,387)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of

Notes to Financial Statements – continued

settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 7/31/19	Year ended 7/31/18
Class A	$16,055,323	$15,597,107
Class B	620,327	855,169
Class C	4,734,340	6,145,990
Class I	173,012,759	180,270,138
Class R1	23,300	24,831
Class R2	847,152	954,936
Class R3	1,549,513	1,802,824
Class R4	3,225,441	3,423,130
Class R6	72,714,316	76,090,451
Total	$272,782,471	$285,164,576

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $7.5 billion	0.65%
In excess of $7.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2019, this management fee reduction amounted to $553,156, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2019 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $6,932 for the year ended July 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$878,328
Class B	0.75%	0.25%	1.00%	1.00%	162,227
Class C	0.75%	0.25%	1.00%	1.00%	1,237,976
Class R1	0.75%	0.25%	1.00%	1.00%	6,093
Class R2	0.25%	0.25%	0.50%	0.50%	98,094
Class R3	—	0.25%	0.25%	0.25%	84,783
Total Distribution and Service Fees					$2,467,501

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2019, this rebate amounted to $52,609, $166, and $152 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2019, were as follows:

Amount
Class A	$2,406
Class B	12,862
Class C	8,840

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2019, the fee was $163,283, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,877,824.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2019 was equivalent to an annual effective rate of 0.0102% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended July 31, 2019, the fee paid by the fund under this agreement was $10,847 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended July 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $5,164,901 and $13,813,638, respectively. The sales transactions resulted in net realized gains (losses) of $(50,875).

(4) Portfolio Securities

For the year ended July 31, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$258,497,546	$426,786,838
Non-U.S. Government securities	$4,805,052,511	$5,083,587,345

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/19		Year ended 7/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	8,418,950	$118,855,399	6,022,780	$87,512,307
Class B	36,424	513,671	79,819	1,189,976
Class C	501,859	7,109,652	830,421	12,408,658
Class I	94,826,562	1,341,166,282	104,249,650	1,538,524,364
Class R1	7,196	101,705	5,544	82,492
Class R2	194,936	2,763,755	425,757	6,320,309
Class R3	357,178	5,058,433	722,600	10,691,400
Class R4	1,254,094	17,799,660	1,298,650	19,208,942
Class R6	54,616,545	767,018,104	104,265,487	1,538,893,038
	160,213,744	$2,260,386,661	217,900,708	$3,214,831,486

Shares issued to shareholders in reinvestment of distributions
Class A	914,878	$12,951,469	1,002,875	$14,809,824
Class B	37,401	530,150	49,629	736,278
Class C	289,919	4,110,362	361,932	5,361,918
Class I	11,299,002	159,581,414	11,089,645	163,170,596
Class R1	1,635	23,237	1,658	24,597
Class R2	59,612	846,138	64,483	954,571
Class R3	109,434	1,547,332	121,846	1,798,007
Class R4	227,498	3,224,995	229,263	3,385,003
Class R6	4,906,819	69,031,747	4,569,592	67,083,608
	17,846,198	$251,846,844	17,490,923	$257,324,402

Shares reacquired
Class A	(6,840,636)	$(95,922,767)	(9,890,006)	$(145,891,780)
Class B	(520,421)	(7,343,787)	(537,652)	(7,978,926)
Class C	(3,120,114)	(44,032,564)	(3,519,234)	(51,860,192)
Class I	(102,704,018)	(1,442,980,673)	(147,633,201)	(2,170,131,932)
Class R1	(8,686)	(121,503)	(17,957)	(269,879)
Class R2	(518,983)	(7,324,210)	(520,245)	(7,699,899)
Class R3	(975,922)	(13,769,269)	(1,027,262)	(15,158,160)
Class R4	(1,044,252)	(14,619,202)	(1,834,996)	(26,839,016)
Class R6	(93,521,771)	(1,314,612,184)	(43,921,089)	(642,024,306)
	(209,254,803)	$(2,940,726,159)	(208,901,642)	$(3,067,854,090)

Notes to Financial Statements – continued

	Year ended 7/31/19		Year ended 7/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	2,493,192	$35,884,101	(2,864,351)	$(43,569,649)
Class B	(446,596)	(6,299,966)	(408,204)	(6,052,672)
Class C	(2,328,336)	(32,812,550)	(2,326,881)	(34,089,616)
Class I	3,421,546	57,767,023	(32,293,906)	(468,436,972)
Class R1	145	3,439	(10,755)	(162,790)
Class R2	(264,435)	(3,714,317)	(30,005)	(425,019)
Class R3	(509,310)	(7,163,504)	(182,816)	(2,668,753)
Class R4	437,340	6,405,453	(307,083)	(4,245,071)
Class R6	(33,998,407)	(478,562,333)	64,913,990	963,952,340
	(31,194,861)	$(428,492,654)	26,489,989	$404,301,798

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocaton Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2019, the fund’s commitment fee and interest expense were $33,290 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$321,022,477	$2,924,183,146	$2,831,072,860	$55,170	$20,241	$414,208,174

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$6,334,275	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Emerging Markets Debt Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

September 16, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc.	Ernst & Young LLP
111 Huntington Avenue	200 Clarendon Street
Boston, MA 02199-7618	Boston, MA 02116
Portfolio Manager(s)
Ward Brown
Matt Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $7.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of July 31, 2019 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended July 31, 2019 and 2018, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	62,097	60,719

For the fiscal years ended July 31, 2019 and 2018, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	10,927	10,676	2,634	2,757

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	1,587,927	1,828,576	0	0	104,750	102,450

	Aggregate Fees for Non-audit Services
	2019	2018
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	1,943,438	2,142,159

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Emerging Markets Debt Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: September 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: September 16, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2019

*	Print name and title of each signing officer under his or her signature.